                SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

                         DATED AS OF DECEMBER 31, 1999

                                     AMONG

                         TRICO MARINE OPERATORS, INC.
                          TRICO MARINE ASSETS, INC.,
                                      AND
                         TRICO MARINE SERVICES, INC.,
                                   the BANKS

                            WELLS FARGO BANK, N.A.,
                                as ISSUING BANK

                                      and
                WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                            AS ADMINISTRATIVE AGENT
                                      and
              CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH
                                      AS
                              DOCUMENTATION AGENT

                              INDEX OF DOCUMENTS

1.   Second Amendment to Third Amended and Restated Credit Agreement;

2.   Secretary's Certificates;

     A.  Trico Marine Services, Inc. Secretary's Certificate;

     B.  Trico Marine Assets, Inc. Secretary's Certificate;

     C.  Trico Marine Operators, Inc. Secretary's Certificate; and

3.   UCC Searches;

     A.  Trico Marine Services, Inc. Secretary's Certificate;

     B.  Trico Marine Assets, Inc. Secretary's Certificate;

     C.  Trico Marine Operators, Inc. Secretary's Certificate; and

4. Fee Letter (Wells Fargo Bank has retained the "original" executed Second Amended Fee Letter); and

5. Original executed counterpart Opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre.

                SECOND AMENDMENT TO THIRD AMENDED AND RESTATED

                           REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (hereinafter called this "AMENDMENT") is entered into effective as of December 31, 1999, among (a) TRICO MARINE OPERATORS, INC. ("MARINE OPERATORS"), a Louisiana corporation, TRICO MARINE ASSETS, INC. ("MARINE ASSETS"), a Delaware corporation (each of Marine Operators and Marine Assets a "BORROWER" and, collectively "BORROWERS"), (b) TRICO MARINE SERVICES, INC. ("PARENT"), a Delaware corporation, (c) the financial institutions listed on SCHEDULE 1.1 of the Agreement (hereinafter described) and such other financial institutions as may become parties to the Agreement from time to time (individually a "BANK" and collectively the "BANKS"), (d) WELLS FARGO BANK, N.A., as issuing bank ("ISSUING BANK"), and (e) WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as administrative agent for itself, the Issuing Bank and such financial institutions ("ADMINISTRATIVE AGENT"), CHRISTIANIA BANK OG KREDITKASSE ASA, New York Branch, as documentation agent for itself and such financial institutions ("DOCUMENTATION AGENT") (collectively "AGENTS" and/or "ARRANGERS").

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Parent, the Banks, the Issuing Bank, the Documentation Agent and the Administrative Agent entered into a Third Amended and Restated Revolving Credit Agreement dated as of July 19, 1999 (hereinafter called the "RESTATED AGREEMENT"), whereby, upon the terms and conditions therein stated, the Banks and the Issuing Bank agreed to make available to the Borrowers a credit facility upon the terms and conditions set forth in the Agreement; and

     WHEREAS, the Borrowers, the Parent, the Banks, the Issuing Bank, the Documentation Agent and the Administrative Agent entered into a First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of September 30, 1999 (the "FIRST AMENDMENT"); and

     WHEREAS, the Restated Agreement, as amended by the First Amendment, is hereinafter called the "AGREEMENT"; and

     WHEREAS, the Company has requested that the Banks, the Issuing Bank and the Agents agree to certain amendments to the Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

     SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

     SECTION 2. Amendments to Agreement. The Agreement hereby is amended as follows:

          (a) Section 1.1 of the Agreement is hereby amended by adding the following definitions thereto in the correct alphabetical order:

     "Consolidated Adjusted EBITDA.    For any period, the consolidated Net
     Income of the Parent and its Subsidiaries (excluding the Norwegian Subsidiaries) for such period, after all expenses and other proper charges, but before payment or provision for any income taxes, interest expense, depreciation or amortization for such period, determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles."

     "Norwegian Subsidiaries. Trico Shipping and Trico Supply and their respective Subsidiaries."

          (b) Section 1.1 of the Agreement is hereby amended by deleting the definition of "Debt Service Coverage Ratio" therefrom and substituting the following definition of "Debt Service Coverage Ratio" in lieu thereof:

     "Debt Service Coverage Ratio. As at the end of any fiscal quarter, the ratio of (a) the consolidated Operating Cash Flow of the Parent and its Subsidiaries for the period of the four (4) consecutive fiscal quarters of the Parent ending on such date to (b) consolidated Total Debt Service of the Parent and its Subsidiaries for the period of four (4) consecutive fiscal quarters of the Parent ending on such date; provided, that when calculating the Debt Service Coverage Ratio for any Test Period in which a Triggering Acquisition occurred, the calculation of the Debt Service Coverage Ratio shall be made on a Pro Forma Basis."

          (c) Section 1.1 of the Agreement is hereby amended by deleting the definition of "Leverage Ratio" therefrom and substituting the following definition of "Leverage Ratio" in lieu thereof:

     "Leverage Ratio. As at the end of any fiscal quarter, the ratio of (a) the consolidated Funded Debt of the Parent and its Subsidiaries at the end of the fiscal quarter of the Parent ending on such date, less the sum of any unrestricted cash balances of the Parent and its Subsidiaries in excess of $5,000,000 that are freely available to pay Total Debt Service of the Parent and its Subsidiaries at the end of the fiscal quarter of the Parent ending on such date, to (b) Consolidated EBITDA of the Parent and its Subsidiaries for the period of the four (4) consecutive fiscal quarters of the Parent ending on such date; provided that when calculating the Leverage Ratio for any Test Period in which a Triggering Acquisition occurred, the calculation of the Leverage Ratio shall be made on a Pro Forma Basis."

          (d) Section 1.1 of the Agreement is hereby amended by deleting the definition of "Pricing Grid" therefrom and substituting the following definition of "Pricing Grid" in lieu thereof::

     "Pricing Grid. The annualized rates (stated in terms of basis points ("bps")) set forth below for the Applicable Margin and Commitment Fee based upon the Leverage Ratio computed at the end of the immediately preceding quarter and the Usage (defined below) as follows:


 LEVEL         LEVERAGE RATIO             BASE RATE        EUROCURRENCY
--------   ----------------------            LOAN              RATE          COMMITMENT
                                            (BPS)           LOAN (BPS)        FEE (BPS)
                                        --------------   -----------------   ------------
I             less than 1.75x                 25.0               125.0           25.0
II           1.75x or more but                25.0               150.0           25.0
              less than 2.25x
III          2.25x or more but                37.5               175.0           37.5
              less than 2.75x
IV           2.75x or more but                37.5               200.0           37.5
              less than 3.25x
V            3.25x or more but                50.0               225.0           50.0
              less than 4.50x
VI           4.50x or more but                50.0               250.0           50.0
              less than 6.00x
VII           6.00x or greater                75.0               325.0           50.0

     If the Leverage Ratio is 6.00 to 1.00 or greater at any time, (a) and Usage exceeds $40,000,000 but is less than or equal to $45,000,000 at any such time, the Applicable Margin for Base Rate Loans will increase to 100.0 basis points, the Applicable Margin for Eurocurrency Rate Loans will increase to 350.0 basis points, and the Commitment Fee will increase to
     62.5 basis points, and (b) and Usage exceeds $45,000,000 at any such time, the Applicable Margin for Base Rate Loans will increase to 125.0 basis points, the Applicable Margin for Eurocurrency Rate Loans will increase to
     375.0 basis points, and the Commitment Fee will increase to 75.0 basis points. For purposes of this definition "USAGE" shall mean, as at any date of determination, the sum of Outstanding Loans, Maximum Drawing Amount and Unpaid Reimbursement Obligations on such date of determination.

     The Applicable Margin and the Commitment Fee shall be determined for each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin or Commitment Fee, as applicable, shall be the applicable percentage set forth on the Pricing Grid with respect to the Leverage Ratio, calculated on a Pro Forma Basis, if applicable, as of the end of the fiscal quarter of the Borrowers immediately preceding the date of the Compliance Certificate relating to such Adjustment Date; provided, however, the Applicable Margin and the Commitment Fee shall increase or decrease, as applicable, in accordance with the terms of the immediately preceding paragraph, from time to time, at any time, simultaneously with changes in Usage. If the Borrower shall fail to deliver any Compliance Certificate pursuant to (S)8.4(c) hereof, then, for the period commencing on the date such Compliance Certificate was due pursuant to (S)8.4(c) through the Adjustment Date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin and the

     Commitment Fee shall be that corresponding to Level VII of the Pricing Grid. Notwithstanding the foregoing, the Applicable Margin and Commitment Fee shall be set at Level VII from the Closing Date until the first Adjustment Date occurring after the Closing Date."

          (e) Section 8.4 of the Agreement is hereby amended by deleting subsection 8.4(b) therefrom and substituting the following subsection 8.4(b) in lieu thereof:

     "(b) as soon as practicable, (i) but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of the Parent, copies of the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Parent's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officers of each of the Borrowers and the Parent that the information contained in such financial statements fairly presents the financial position of the Parent and its Subsidiaries on the date thereof (subject to year-end adjustments), and (ii) but in any event not later thirty(30) days after the end of each calendar month of the Parent, copies of the unaudited consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such calendar month, and the related consolidated and consolidating statements of income for the calendar month then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officers of each of the Borrowers and the Parent that the information contained in such financial statements fairly presents the financial position of the Parent and its Subsidiaries on the date thereof (subject to year-end adjustments);"

          (f) The Agreement is hereby amended further by deleting Section 10.1 therefrom and substituting the following Section 10.1 in lieu thereof:

"SECTION 10.1 Debt Service Coverage Ratio. The Parent and the Borrowers will not permit the Debt Service Coverage Ratio, determined at the end of each fiscal quarter of the Parent ending during a period ending on the dates set forth in the table below, to be less than the ratio set forth opposite such period in such table:

           PERIOD ENDING              MINIMUM RATIO
---------------------------------------------------
             12/31/99                     0.40:1.00
---------------------------------------------------
              3/31/00                     0.40:1.00
---------------------------------------------------
              6/30/00                     0.55:1.00
---------------------------------------------------
              9/30/00                     0.75:1.00
---------------------------------------------------
             12/31/00                     1.20:1.00
---------------------------------------------------
 3/31/01 and the last day of each        1.50:1.00"
 fiscal quarter thereafter
---------------------------------------------------

          (g) The Agreement is hereby amended further by deleting Section 10.2 therefrom and substituting the following Section 10.2 in lieu thereof:

     "SECTION 10.2 Leverage Ratio. The Parent and the Borrowers will not permit the Leverage Ratio, determined as at the end of each fiscal quarter of the Parent ending during a period ending on the dates set forth in the table below, to be greater than the ratio set forth opposite such period in such table:

          PERIOD ENDING              MAXIMUM RATIO
--------------------------------------------------
             12/31/99                   12.75:1.00
--------------------------------------------------
             3/31/00                    12.75:1.00
--------------------------------------------------
             6/30/00                     9.50:1.00
--------------------------------------------------
             9/30/00                     8.50:1.00
--------------------------------------------------
             12/31/00                    6.50:1.00
--------------------------------------------------
             3/31/01                     5.00:1.00
--------------------------------------------------
   6/30/01 and the last day of          4.50:1.00"
 each fiscal quarter thereafter
--------------------------------------------------

          (h) The Agreement is hereby amended further by adding the following
Section 10.6 thereto immediately after the end of Section 10.5:

     "SECTION 10.6 Consolidated Adjusted EBITDA. (i) The Parent and the Borrowers will not permit the Consolidated Adjusted EBITDA, determined as at the end of each calendar month ending on the dates set forth in the table below, to be less than the amount set forth opposite such date in such table, for any two (2) consecutive calendar months or more:

           PERIOD ENDING              MINIMUM AMOUNT
----------------------------------------------------
              1/31/00                    $   650,000
----------------------------------------------------
              2/28/00                    $   900,000
----------------------------------------------------
              3/31/00                    $ 1,250,000
----------------------------------------------------
              4/30/00                    $ 1,400,000
----------------------------------------------------
              5/31/00                    $ 1,800,000
----------------------------------------------------
              6/30/00                    $ 2,500,000
----------------------------------------------------
              7/31/00                    $ 2,750,000
----------------------------------------------------
 8/31/00 and the last day of each        $3,000,000"
 calendar month thereafter
----------------------------------------------------

     (ii) The Parent and the Borrowers will not permit the Consolidated Adjusted EBITDA, determined as at the end of each fiscal quarter of the Parent ending during each period ending on the dates set forth in the table below, to be less than the amount set forth opposite such period in such table:

          PERIOD ENDING              MINIMUM AMOUNT
---------------------------------------------------
             3/31/00                    $ 2,800,000
---------------------------------------------------
             6/30/00                    $ 5,700,000
---------------------------------------------------
             9/30/00                    $ 8,750,000
---------------------------------------------------
   12/31/00 and the last day of         $9,000,000"
 each fiscal quarter thereafter
---------------------------------------------------

          (i) The Agreement is hereby amended further by deleting Schedule 7.19 therefrom and substituting Schedule 7.19 hereto in lieu thereof.

     SECTION 3. Conditions of Effectiveness.

          (a) The Administrative Agent, the Issuing Bank and the Banks have relied upon the representations and warranties in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of each of the Borrowers and the Parent made or referred to herein, and performance by each of the Borrowers and the Parent of its obligations to be performed under the Agreement on or before the date of this Amendment (except to the extent amended herein).

          (b) The amendments to the Agreement set forth herein are further conditioned upon receipt by the Administrative Agent of certificates of the Secretary or Assistant Secretary of each of the Borrowers and the Parent certifying those certain resolutions of each respective Board of Directors delivered to the Banks as of July 19, 1999 in connection with the Credit Agreement have not been amended, rescinded or revoked and are in full force and effect as of the date hereof.

          (c) The amendments to the Agreement set forth herein are further conditioned upon the Borrowers having paid all accrued and unpaid legal fees and expenses referred to in Section 16 of the Agreement and Section 7 hereof.

          (d) The amendments to the Agreement set forth herein are further conditioned upon the Borrowers having delivered to the Administrative Agent a favorable opinion addressed to the Banks and the Administrative Agent, dated as of even date hereof, in form and substance satisfactory to the Banks and the Administrative Agent, from: Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrowers and the Parent.

     SECTION 4. Representations and Warranties of the Borrowers and Parent. The Borrowers and Parent jointly and severally represent and warrant to the Administrative Agent, the Issuing Bank and each Bank, with full knowledge that the Administrative Agent, the Issuing Bank and each Bank is relying on the following representations and warranties in executing this Amendment, as follows:

          (a) Each of the Borrowers and the Parent has corporate power and authority to execute, deliver and perform this Amendment, and all corporate action on the part of each of the Borrowers and the Parent requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

          (b) The Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any of the Borrowers or the Parent, or any Subsidiary thereof, is a party constitute the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its respective terms.

          (c) This Amendment does not and will not violate any provisions of the articles or certificate of incorporation or bylaws of any of the Borrowers or the Parent, or any contract, agreement, instrument or requirement of any Governmental Authority to which any such Person is subject. The execution of this Amendment by each of the Borrowers and the Parent will not result in the creation or imposition of any lien upon any properties of any of the Borrowers or the Parent, other than those permitted by the Agreement and this Amendment.

          (d) The execution, delivery and performance by each of the Borrowers and the Parent of this Amendment do not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

          (e) The quarterly unaudited consolidated balance sheet of the Parent and the Borrowers as of December 31, 1999, the related consolidated statements of earnings, capital accounts, and cash flows for the quarter then ended which have been furnished to the Administrative Agent, the Issuing Bank and the Banks, fairly present the financial condition of the Parent and the Borrowers as at such date and the results of the operations of the Parent and the Borrowers for the periods ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1999 there has been no material adverse change in such condition or operations.

          (f) Each of the Borrowers and the Parent has performed and complied with all agreements and conditions contained in the Agreement required to be performed or complied with by each such Person prior to or at the time of delivery of this Amendment.

          (g) No Default or Event of Default exists and, after giving effect to this Amendment, no Default or Event of Default will exist and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

          (h) Nothing in this Section 4 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any of the Borrowers or the Parent or any Subsidiary thereof is a party.

     SECTION 5.  Reference to and Effect on the Agreement.

          (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Agreement as amended hereby.

          (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     SECTION 6. No Waiver. Except as specifically amended hereby, each of the Borrowers and the Parent agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent, the Issuing Bank and the Banks and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     SECTION 7. Cost, Expenses and Taxes. Each of the Borrowers and the Parent agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Issuing Bank and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of the Administrative Agent, the Issuing Bank and the Banks. In addition, each of the Borrowers and the Parent shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save each of the Administrative Agent, the Issuing Bank and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 8. Extent of Amendments. Except as otherwise expressly provided herein, the Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Borrowers and the Parent ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Amendment.

     SECTION 9. Waivers and Release of Claims. As additional consideration for the execution, delivery, and performance of this Amendment by the parties hereto and to induce each of the Administrative Agent, the Issuing Bank and the Banks to enter into this Amendment, each of the Borrowers and the Parent represents and warrants that none of the Borrowers and the Parent know of any facts, events, statuses or conditions which, either now or with the passage of time or the giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against any of the Administrative Agent, the Issuing Bank and the Banks or any defense, counterclaim or right of setoff to the payment or performance of any obligations or indebtedness of any of the Borrowers or the Parent to any of the Administrative Agent, the Issuing Bank or the Banks, and in the event any such facts, events, statuses or conditions exist or have existed, whether known or unknown, WHETHER DUE TO THE ADMINISTRATIVE AGENT'S, THE ISSUING BANK'S OR ANY BANK'S, ANY OF THEIR REPRESENTATIVE'S, AGENT'S, OFFICER'S, DIRECTOR'S, EMPLOYEE'S, SHAREHOLDER'S, OR SUCCESSOR'S OR ASSIGN'S OWN NEGLIGENCE, each of the Borrowers and the Parent for each of themselves, their respective Subsidiaries, their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "Indemnifying Parties"), hereby fully, finally, completely, generally and forever releases, discharges, acquits, and relinquishes the Administrative Agent, the Issuing Bank and each Bank and each of their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "Indemnified Parties"), from any and all claims, actions, demands, and causes of action of whatever kind or character, whether joint or several, whether known or unknown, WHETHER DUE TO ANY OF THE INDEMNIFIED PARTIES' OWN NEGLIGENCE, which may have arisen or accrued prior to the date of execution of this Amendment, for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liabilities whatsoever and whenever incurred or suffered by any of them, including, without limitation, any claim, demand, action, damage, liability, loss, cost, expense, and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from any breach of any duty of loyalty, fair dealing, care, fiduciary duty, or any other duty, confidence, or commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, violations of the racketeer influence and corrupt organizations act, intentional or negligent infliction of distress or harm, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, failure to perform any obligation under any of the Loan Documents, deceptive trade practices, libel, slander, conspiracy, interference with business, usury, strict liability, lender liability, breach of warranty or representation, fraud, or any other claim or cause of action (herein being collectively referred to as "Claims"). IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY, OR OTHERWISE), OR OTHER TORTIOUS CONDUCT OF ANY OF THE INDEMNIFIED PARTIES (other than any claims arising solely out of an Indemnified Party's willful misconduct or gross negligence). Notwithstanding any provision of this Amendment or any other Loan Document, this Section shall remain in full force and effect and shall survive the delivery and payment of the Notes, this Amendment and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

     SECTION 10. Indemnification. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce the Administrative Agent, the Issuing Bank and each Bank to enter into this Amendment, the Indemnifying Parties hereby agree to indemnify, hold harmless, and defend each of the Indemnified Parties from and against any and all Claims of any nature or character, at law or in equity, known or unknown, which may have arisen prior to the date hereof, or accrued to, or could be claimed or asserted by, any third party prior to the date hereof, INCLUDING WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), OR OTHER TORTIOUS CONDUCT OF ANY OF THE INDEMNIFIED PARTIES (other than any claims arising solely out of an Indemnified Party's willful misconduct or gross negligence). Notwithstanding any provision of this Amendment or any other Loan Document, this Section shall remain in full force and effect and shall survive the delivery and payment of the Notes, this Agreement and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

     SECTION 11. Grant and Affirmation of Security Interest. Each of the Borrowers and the Parent hereby grants a security interest in and lien on the Collateral to secure payment and performance of the Notes and the obligations described in the Agreement and all documents and instruments executed in connection therewith and, each of the Borrowers and the Parent hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Administrative Agent for the benefit of, and as representative of, the Issuing Bank and the Banks as security for payment and performance of the Obligations hereby are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Documents are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

     SECTION 12. Guaranties. The Parent hereby consents to and accepts the terms and conditions of this Amendment, agrees to be bound by the terms and conditions hereof and ratifies and confirms that its Guaranty, executed and delivered to the Administrative Agent for the benefit of and as representative of each of the Issuing Bank and the Banks on July 19, 1999, guaranteeing payment of the Obligations, is and remains in full force and effect and secures payment of the Obligations, including, among other things, the Notes.

     SECTION 13. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     SECTION 15. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 16.  Loan Documents.  This Amendment is a Loan Document.

     SECTION 17. Arbitration. The parties agree to be bound by the terms and provisions of the arbitration provisions set forth in Section 33 of the Agreement.

     SECTION 18. NO ORAL AGREEMENTS. THE AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.


                                  TRICO MARINE OPERATORS, INC, a
                                  Louisiana corporation



                                  By  /s/ Signature Appears Here
                                    ------------------------------------------
                                  Name:
                                  Title:

                                  TRICO MARINE ASSETS, INC., a Delaware
                                  corporation



                                  By /s/ Signature Appears Here
                                    ------------------------------------------
                                  Name:
                                  Title:


                                  TRICO MARINE SERVICES, INC, a
                                  Delaware corporation



                                  By /s/ Signature Appears Here
                                    ------------------------------------------
                                  Name:
                                  Title:


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION, individually and as
                                    Administrative Agent


                                    By /s/ Joseph P. Maxwell
                                      -------------------------------------
                                    Name: Joseph P. Maxwell
                                    Title: Vice President


                                    WELLS FARGO BANK, N.A., as Issuing Bank


                                    By /s/ Joseph P. Maxwell
                                      -------------------------------------
                                    Name: Joseph P. Maxwell
                                    Title: Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

          CHRISTIANIA BANK OG KREDITKASSE
          ASA, NEW YORK BRANCH, individually and
          as Documentation Agent


                                             By /s/ Martin Lunder
                                                ----------------------------
                                             Name: Martin Lunder
                                             Title: Senior Vice President

                                             By /s/ Signature Appears Here
                                                ----------------------------
                                             Name:  Name Appears Here
                                             Title: Senior Vice President


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                     BANK ONE LOUISIANA, N.A., individually
                                     and as Syndication Agent


                                     By /s/ J. Charles Freel, Jr.
                                       --------------------------------------
                                     Name: J. Charles Freel, Jr.
                                     Title: First Vice President


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                                HIBERNIA NATIONAL BANK




                                                By /s/ Gary Culbertson
                                                ----------------------------
                                                Name: Gary Culbertson
                                                Title: Assistant Vice President

                                 SCHEDULE 7.19


                                 SUBSIDIARIES


     The following is a list of all Subsidiaries of the Parent.

SUBSIDIARY                                           OWNERSHIP           JURISDICTION OF
                                                                           INCORPORATION
Trico Marine Assets, Inc.                     100% owned by Parent       Delaware

Trico Marine Operators, Inc.                  100% owned by Parent       Louisiana

Trico Marine International, Ltd.              100% owned by Parent       Cayman Islands

Trico Marine International Holdings B.V.      100% owned by Parent       Netherlands

Trico Marine International, Inc.              100% owned by Assets       Louisiana

Trico Supply ASA                              100% owned by Parent       Norway

Trico Shipping AS                             100% owned by Trico        Norway
                                              Supply ASA

Trico Supply (UK) Limited                     100% owned by Trico        England and
                                              Supply ASA                 Wales

Albyn Marine Limited                          100% owned by Trico        England and
                                              Supply (UK) Limited        Wales

Trico Servicos Maritimos Ltda.                99.99% owned by Parent     Brazil
                                              and 0.01% owned by
                                              Trico Marine Operators,
                                              Inc.